                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that JAMES F. HIGGINS, whose signature appears below, constitutes and appoints Barry Fink and Marilyn Cranney, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of ANY OF THE MORGAN STANLEY DEAN WITTER FUNDS AND THE TCW/DW TERM TRUSTS SET FORTH IN THE LIST ANNEXED HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 12, 2000

                                            /s/ James F. Higgins
                                            -------------------------
                                            James F. Higgins

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                       MORGAN STANLEY DEAN WITTER FUNDS
                                      AT
                                 JUNE 12, 2000

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OPEN-END FUNDS

TAXABLE MONEY MARKET FUNDS

1.      Active Assets Government Securities Trust ("AA Government")
2.      Active Assets Institutional Money Trust ("AA Institutional")
3.      Active Assets Money Trust ("AA Money")
4.      Active Assets Premier Money Trust ("AA Premier")
5.      Morgan Stanley Dean Witter Liquid Asset Fund Inc. ("Liquid Asset")
6.      Morgan Stanley Dean Witter U.S. Government Money Market Trust ("Government Money")

TAX-EXEMPT MONEY MARKET FUNDS

7.      Active Assets California Tax-Free Trust ("AA California")
8.      Active Assets Tax-Free Trust ("AA Tax-Free")
9.      Morgan Stanley Dean Witter California Tax-Free Daily Income Trust ("California Tax-Free Daily")
10.     Morgan Stanley Dean Witter New York Municipal Money Market Trust ("New York Money")
11.     Morgan Stanley Dean Witter Tax-Free Daily Income Trust ("Tax-Free Daily")

EQUITY FUNDS

12.     Morgan Stanley Dean Witter Aggressive Equity Fund ("Aggressive Equity")
13.     Morgan Stanley Dean Witter American Opportunities Fund ("American Opportunities")
14.     Morgan Stanley Dean Witter Capital Growth Securities ("Capital Growth")
15.     Morgan Stanley Dean Witter Competitive Edge Fund ("Competitive Edge")
16.     Morgan Stanley Dean Witter Developing Growth Securities Trust ("Developing Growth")
17.     Morgan Stanley Dean Witter Dividend Growth Securities Inc. ("Dividend Growth")
18.     Morgan Stanley Dean Witter Equity Fund ("Equity Fund")
19.     Morgan Stanley Dean Witter European Growth Fund Inc. ("European Growth")
20.     Morgan Stanley Dean Witter Financial Services Trust ("Financial Services")
21.     Morgan Stanley Dean Witter Fund of Funds ("Fund of Funds")
22.     Morgan Stanley Dean Witter Global Dividend Growth Securities ("Global Dividend Growth")
23.     Morgan Stanley Dean Witter Global Utilities Fund ("Global Utilities")
24.     Morgan Stanley Dean Witter Growth Fund ("Growth Fund")
25.     Morgan Stanley Dean Witter Health Sciences Trust ("Health Sciences")
26.     Morgan Stanley Dean Witter Income Builder Fund ("Income Builder")
27.     Morgan Stanley Dean Witter Information Fund ("Information Fund")
28.     Morgan Stanley Dean Witter International Fund ("International Fund")
29.     Morgan Stanley Dean Witter International SmallCap Fund ("International SmallCap")
30.     Morgan Stanley Dean Witter Japan Fund ("Japan Fund")
31.     Morgan Stanley Dean Witter Latin American Growth Fund ("Latin American")
32.     Morgan Stanley Dean Witter Market Leader Trust ("Market Leader")
33.     Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities ("Mid-Cap Dividend Growth")
34.     Morgan Stanley Dean Witter Mid-Cap Equity Trust ("Mid-Cap Equity")
35.     Morgan Stanley Dean Witter Natural Resource Development Securities Inc. ("Natural Resource")
36.     Morgan Stanley Dean Witter Next Generation Trust ("Next Generation")
37.     Morgan Stanley Dean Witter New Discoveries Fund ("New Discoveries")
38.     Morgan Stanley Dean Witter Pacific Growth Fund Inc. ("Pacific Growth")
39.     Morgan Stanley Dean Witter Real Estate Fund ("Real Estate")
40.     Morgan Stanley Dean Witter Small Cap Growth Fund ("Small Cap Growth")
41.     Morgan Stanley Dean Witter S&P 500 Index Fund ("S&P 500 Index")
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42.     Morgan Stanley Dean Witter S&P 500 Select Fund ("S&P 500 Select")
43.     Morgan Stanley Dean Witter Special Value Fund ("Special Value")
44.     Morgan Stanley Dean Witter Tax-Managed Growth Fund ("Tax-Managed Growth")
45.     Morgan Stanley Dean Witter Total Market Index Fund ("Total Market Index")
46.     Morgan Stanley Dean Witter Total Return Trust ("Total Return")
47.     Morgan Stanley Dean Witter 21st Century Trend Fund ("21st Century Trend")
48.     Morgan Stanley Dean Witter Utilities Fund ("Utilities Fund")
49.     Morgan Stanley Dean Witter Value-Added Market Series ("Value-Added")
50.     Morgan Stanley Dean Witter Value Fund ("Value Fund")

BALANCED FUNDS

51.     Morgan Stanley Dean Witter Balanced Growth Fund ("Balanced Growth")
52.     Morgan Stanley Dean Witter Balanced Income Fund ("Balanced Income")

ASSET ALLOCATION FUND

53.     Morgan Stanley Dean Witter Strategist Fund ("Strategist Fund")

TAXABLE FIXED-INCOME FUNDS

54.     Morgan Stanley Dean Witter Convertible Securities Trust ("Convertible Securities")
55.     Morgan Stanley Dean Witter Diversified Income Trust ("Diversified Income")
56.     Morgan Stanley Dean Witter Federal Securities Trust ("Federal Securities")
57.     Morgan Stanley Dean Witter High Yield Securities Inc ("High Yield")
58.     Morgan Stanley Dean Witter Intermediate Income Securities ("Intermediate Income")
59.     Morgan Stanley Dean Witter North American Government Income Trust ("North American Government")
60.     Morgan Stanley Dean Witter Select Municipal Reinvestment Fund ("Municipal Reinvestment")
61.     Morgan Stanley Dean Witter Short-Term Bond Fund ("Short-Term Bond")
62.     Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust ("Short-Term Treasury")
63.     Morgan Stanley Dean Witter U.S. Government Securities Trust ("Government Securities")
64.     Morgan Stanley Dean Witter World Wide Income Trust ("World Wide Income")

TAX-EXEMPT FIXED-INCOME FUNDS

65.     Morgan Stanley Dean Witter California Tax-Free Income Fund ("California Tax-Free")
66.     Morgan Stanley Dean Witter Hawaii Municipal Trust ("Hawaii Municipal")
67.     Morgan Stanley Dean Witter Limited Term Municipal Trust ("Limited Term Municipal")
68.     Morgan Stanley Dean Witter Multi-State Municipal Series Trust ("Multi-State Series")
69.     Morgan Stanley Dean Witter New York Tax-Free Income Fund ("New York Tax-Free")
70.     Morgan Stanley Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt Securities")

SPECIAL PURPOSE FUNDS

71.     Morgan Stanley Dean Witter Select Dimensions Investment Series ("Select Dimensions")
72.     Morgan Stanley Dean Witter Variable Investment Series ("Variable Investment")

CLOSED-END FUNDS

TAXABLE FIXED-INCOME CLOSED-END FUNDS

73.     Morgan Stanley Dean Witter Government Income Trust ("Government Income")
74.     Morgan Stanley Dean Witter High Income Advantage Trust ("High Income")
75.     Morgan Stanley Dean Witter High Income Advantage Trust II ("High Income II")
76.     Morgan Stanley Dean Witter Income Securities Inc. ("Income Securities")
77.     Morgan Stanley Dean Witter Prime Income Trust ("Prime Income")

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TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

78.     Morgan Stanley Dean Witter California Insured Municipal Income Trust ("California Insured Municipal")
79.     Morgan Stanley Dean Witter Insured Municipal Bond Trust ("Insured Municipal Bond")
80.     Morgan Stanley Dean Witter Insured Municipal Income Trust ("Insured Municipal Income")
81.     Morgan Stanley Dean Witter Insured Municipal Trust ("Insured Municipal Trust")
82.     Morgan Stanley Dean Witter Municipal Income Opportunities Trust ("Municipal Opportunities")
83.     Morgan Stanley Dean Witter Municipal Income Opportunities Trust III ("Municipal Opportunities III")
84.     Morgan Stanley Dean Witter Municipal Income Trust ("Municipal Income")
85.     Morgan Stanley Dean Witter Municipal Premium Income Trust ("Municipal Premium")
86.     Morgan Stanley Dean Witter Quality Municipal Income Trust ("Quality Municipal Income")
87.     Morgan Stanley Dean Witter Quality Municipal Investment Trust ("Quality Municipal Investment")

                               TCW/DW TERM TRUSTS
                                       AT
                                  JUNE 12, 2000

1.      TCW/DW Term Trust 2000 ("Term Trust 2000")
2.      TCW/DW Term Trust 2002 ("Term Trust 2002")
3.      TCW/DW Term Trust 2003 ("Term Trust 2003")
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